Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 9 – Commitments and Contingencies

A.	Liens

The Company has recorded floating charges on all of its tangible assets in favor of banks.

During February 2022, the Company has repaid its liabilities to banks and Yaad and released all the collateral it provided to the banks and all of its floating charges.

The Company’s long-term restricted deposits in the amounts of $37,801 and $10,540 have been pledged as security in respect of guarantees granted to the Company’s landlords as part of the office rent agreement and due to state-guaranteed loan in an amount of $106,053 as of December 31, 2021, respectively. Such deposits cannot be pledged to others or withdrawn without the consent of the applicable lender.

B.	Guarantees

As of December 31, 2021, the shareholders granted a guarantee to the Company’s lenders in the amount of $1.6 million, with no specific date of expiration.  During February 2022, the Company has repaid its liabilities to banks and Yaad and released of personal guarantees securing certain of those loans.

C.	Leases

The Company operates from leased facilities located in Israel, leased for periods expiring in 2027 (including an extension option to 3 years).

Minimum future lease payments (subject to changes in the CPI (with respect the leased premises due under the operating lease agreements at rates in effect as of December 31, 2021 are as follows:

2022	$114,085
2023	114,085
2024	99,786
2025	96,926
2026	96,926
2027	$80,772

Lies for landlords- see Note 9A.

D.	IIA Grants

The Company has entered into several research and development programs, pursuant to which the Company received grants from the Israel Innovation Authority (“IIA ”), and are therefore obligated to pay royalties to the IIA at a rate of 3%-5% of its specific sales up to the amounts granted (linked to the U.S. dollar with annual interest at LIBOR as of the date of approval, for programs approved from January 1, 1999 and thereafter). The total amount of grants received as of December 31, 2021, was approximately $285,204 (including accumulated interest). During the year 2012, the Company paid the IIA royalties in the amount of approximately $7,301 in connection with a single sale for pilot purposes. Since 2013, the Company did not utilize the intellectual property that was developed using the governmental grant in any of its products and no additional grants have been received.

E.	IPO

On December 28, 2021, the Company entered into an engagement letter with the Underwriter, pursuant to which the Underwriter will act as the Company’s exclusive underwriter in connection with an IPO of the Ordinary Shares in the United States and certain other securities for anticipated aggregate gross proceeds of $15 million. The Underwriter will be entitled to compensation in connection with such IPO of an underwriting discount of 7.0%, a non-accountable expense allowance equal to 0.5% of the gross proceeds from the IPO and warrants to purchase a number of the Ordinary Shares equal to 5.0% of the aggregate number of Ordinary Shares sold in the IPO. The warrants are exercisable beginning on August 4, 2022, and will expire on February 4, 2027, at a price per share equal to 125% of the initial public offering price of the Ordinary Shares or other securities sold in the IPO (see note 13). Additional matters relating to the IPO will be included in a customary form of underwriting agreement for offerings of this type to be entered into between the Company and the underwriters in the IPO.